Exhibit 10.1

AUXOGYN, INC.

AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is entered into of March 4, 2015, by and among Auxogyn, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

WHEREAS, certain of the Investors (the “Existing Investors”) are parties to an Amended and Restated Investors’ Rights Agreement dated July 22, 2013, by and among the Company and the parties thereto (the “Prior Agreement”). The parties to the Prior Agreement desire to amend and restate that agreement to make certain other agreements as set forth in this Agreement.

WHEREAS, the Company has entered into an Agreement and Plan of Merger dated March 4, 2015, with FertilityAuthority.com, LLC, and certain other parties named therein (the “Merger Agreement”).

WHEREAS, effective and contingent upon the Closing (as defined in the Merger Agreement), the parties desire to enter into this Agreement to provide for the rights set forth herein for the Investors.

WHEREAS, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows.

1.                                      DEFINITIONS. For purposes of this Agreement:

“Affiliate” means, with respect to any. specified Person, or any other Person who or which, directly or indirectly, controls, is controlled by, or is under. common control with such Person including without limitation any general partner, managing partner, managing member officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, or (b) the power to elect or appoint at least fifty percent (50%) of the directors, managers, general partners, or persons exercising similar authority with respect to such Person.

“approved by the Board” means approval by formal action of the Company’s Board of Directors (as constituted from time to time) by vote of such directors as may be required under the Restated Certificate and the Company’s Bylaws as in effect from time to time.

“Automatic Shelf Registration Statement” shall have the meaning given to that term in SEC Rule 405.

“Budget” shall have the meaning given to that term in Section 2.1.1.

“business day” means a weekday on which banks are open for general banking business in San Francisco, California.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means shares of the Company’s common stock.

“Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and any free-writing prospectus and any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

“Demand Notice” means notice sent by the Company to the Holders specifying that a demand registration has been requested as provided in Section 3.1.1.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Deemed Liquidation Event” has the meaning set forth for such term in the certificate of incorporation of the Company most recently filed with the Delaware Secretary of State that contains such a definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (a) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to an equity incentive, stock option, stock purchase, or similar plan; (b) a registration relating to an SEC Rule 145 transaction; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 under the Securities Act.

“Fully Exercising Investor” shall have the meaning set forth in Section 4.

“GAAP” means generally accepted accounting principles in the United States.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

“Investor Notice” shall have the meaning set forth in Section 4.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 2,000,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, Derivative Securities and any rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable (in each case, directly or indirectly) for such equity securities; provided however, that “New Securities” shall exclude: (a) Exempted Securities (as defined in the Restated Certificate); (b) shares of Common Stock issued in the IPO; (c) shares of Common Stock and/or Series B Preferred Stock (and any shares issued upon conversion thereof) issued pursuant to the Merger Agreement; and (d) shares of Series B Preferred Stock (and any shares issued upon conversion thereof) issued pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about the date of this Agreement between the Company and certain of the Investors as the same may be amended from time to time (the “Purchase Agreement”).

“Offer Notice” shall have the meaning set forth in Section 4.

“Person” means any individual, corporation, partnership. trust, limited liability company, association or other entity.

“Preferred Stock” means shares of the Company’s Series A Preferred Stock and shares of the Company’s Series B .Preferred Stock.

“Pro Rata Amount” means, for each Major Investor, that portion of the New Securities identified in an Offer Notice which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by such Major Investor bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities).

“Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of shares of the Preferred Stock (including, without limitation, that may be issued or issuable upon exercise of the Warrant) held by the Investors; and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (a) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 7.1, and excluding for purposes of Section 3 any shares for which registration rights have terminated pursuant to Section 6.2 of this Agreement. Notwithstanding the foregoing, the Company shall in no event be obligated to register any Preferred Stock of the Company, and Holders of Registrable Securities will not be required to convert their Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Restated Certificate” means the Company’s Restated Certificate of Incorporation (as may be amended from time to time).

“Restricted Securities” means the securities of the Company required to bear the legend set forth .in Section 3.12.2 hereof.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“SEC Rule 405” means Rule 405 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 3.6.

“Selling Holder Counsel” means one counsel for the selling Holders.

“Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock.

“Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock.

“Standoff Period” means the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days; provided, however, that if during the last seventeen (17) days of such restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release financial results during the 16-day period beginning on the last day of such restricted period, then the Standoff Period may be extended upon the request of the managing underwriter. to the extent required by any Financial Industry National Regulatory Authority rules, until the expiration of the 18-day period beginning on the issuance of the financial results or the occurrence of the material news or material event).

2.                                      INFORMATION AND OBSERVER RIGHTS.

2.1                               Delivery of Financial Statements.

2.1.1                     Information to be Delivered. The Company shall deliver the following to each Major Investor:

(a)                                 As soon as practicable, but in any event within one hundred twenty (120) days of being made available to the Company after the end of each fiscal year of the Company (beginning with fiscal year 2011) the Company shall deliver, (a) a balance sheet as of the end of such year, (b) statements of income and of cash flows for such year, and (c) a statement of stockholders’ equity as of the end of such year, all such financial statements, all of which shall be unaudited and. prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP).

(b)                                 As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company the Company shall deliver, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (a) be subject to normal year-end audit adjustments and.(b) not contain all notes thereto that may be required in accordance with GAAP).

(c)                                  As soon as practicable, but in any event within thirty (30) days of the end of each month the Company shall deliver, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet and statement of stockholders’ equity as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (a) be subject to normal year-end audit adjustments and (b) not contain all notes thereto that may be required in accordance with GAAP).

(d)                                 As soon as practicable, but in any event prior to the beginning of each fiscal year the Company shall deliver, a budget and business plan for the next fiscal year, approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months (the “Budget”) and, promptly after prepared, any other budgets or revised budgets prepared by the Company that are materially different from the most-recently provided Board-approved Budget.

(e)                                  If the Board of Directors elects to prepare audited financial statements, then such statements shall be audited and certified by independent public accountants of nationally recognized standing selected by the Company.

2.1.2                     Consolidation. If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to Section 2.1.1 shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

2.1.3                     Suspension. or Termination. Notwithstanding anything else in this Section 2.1 to the contrary but subject to Section 6.1, the Company may cease providing the information set forth in this Section 2.1 during the period starting with. the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its reasonable efforts to cause such registration statement to become effective.

2.2                               Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, and on such Major Investor’s written request, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form reasonably acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

2.3                               Confidentiality. Each Investor, severally and not jointly, agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Section 2 unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by such Investor), (b) is or has been. independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any existing Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing Persons, a “Permitted Disclosee”) in the ordinary course of business, but only if such Investor informs such Permitted Disclosee that such information is confidential and directs such Permitted Disclosee to maintain the confidentiality of such information; or (iii) as may otherwise be required by law if the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company).

3.                                      REGISTRATION RIGHTS.

3.1                               Demand Registration.

3.1.1                     Form S-1 Demand. If at any time after the earlier of (a) five (5) years after the date of this Agreement or (b) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to any Registrable Securities then outstanding (and the Registrable Securities subject to such request have an anticipated aggregate offering price, net of Selling Expenses, of at least $15 million), then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) use commercially reasonable efforts to as soon as practicable, and in any event within ninety (90) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 3.1.3 and Section 3.3.

3.1.2                     Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from one or more Holders of at least twenty percent (20%) of Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3 million, then the Company shall (a) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (b) use commercially reasonable efforts to as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 3.1.3 and Section 3.3. Registrations effected pursuant to this Section 3.1.2 shall not be counted as requests for registration effected pursuant to Section 3.1.1.

3.1.3                     Delay. Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 3.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (c) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that (i) the Company may not invoke this right more than once in any twelve (12) month period and (ii) the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

3.1.4                     Limitations. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 3.1.1: (a) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (b) after the Company has effected two registrations pursuant to Section 3.1.1; or (c) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3.1.2. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 3.1.2: (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Section 3.1.2 within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 3.1.4 until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one registration on Form S-1 or S-3, as applicable, pursuant to Section 3.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 3.1.4.

3.2                               Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 3.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 3.6.

3.3                               Underwriting Requirements.

3.3.1                     Inclusion. If, pursuant to Section 3.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company, subject only to the reasonable approval of the holders of a majority of Registrable Securities held by the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 3.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation. on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned or held by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities owned or held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

3.3.2                     Underwriter Cutback. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 3.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the. number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of

Registrable Securities owned or held by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (a) the number of Registrable Securities included in the offering be reduced unless all .other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (b) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded entirely provided that no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 3.3.2 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members; and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned or held by all Persons included in such “selling Holder,” as defined in this sentence.

3.3.3                     Registration Not Effected. For purposes of Section 3.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 3.3.1, fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

3.4                               Obligations of the Company. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement, the prospectus and, if required, any Free Writing Prospectus used in connection with such registration statement as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)                                  furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, as required by the Securities Act, and such other documents as .the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)                                 use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                                   use its reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)                                     notify each selling Holder, promptly after the Company receives notice thereof. of the time when such registration statement has been declared effective or a supplement to any prospectus or Free-Writing Prospectus forming a part of such registration statement has been filed;

(j)                                    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus or Free-Writing Prospectus;

(k)                                 use its commercially reasonable efforts to obtain for the underwriters one or more “cold comfort” letters, dated the effective date of the related registration statement (and, if such registration .includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s .independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters;

(l)                                     use its commercially reasonable efforts to obtain for the underwriters on the date such securities are delivered to the underwriters for sale pursuant to such registration a legal opinion of the Company’s outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(m)                             to the extent the Company is a well-known seasoned issuer (as defined in SEC Rule 405) at the time any request for registration is submitted to the Company in accordance with Section 3.1, if so requested, file an Automatic Shelf Registration Statement to effect such registration; and

(n)                                 if at any time when the Company is required to re-evaluate its well-known seasoned issuer status for purposes of an outstanding Automatic Shelf Registration Statement used to effect a request for registration in accordance with Section 3.1.2 the Company determines that it is not a well-known seasoned issuer and (i) the registration statement is required to be kept effective in accordance with this Agreement and (ii) the registration rights of the applicable Holders have not terminated, use commercially reasonable efforts to promptly amend the registration statement on a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

3.5                               Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

3.6                               Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 3, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of the Selling Holder Counsel, not to exceed $30,000, shall be borne and paid by the Company; provided, however, that (a) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 3.1.1 or Section 3.1.2, as the case may be, or (b) if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business. or prospects of the Company not known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 3.1.1 or Section 3.1.2. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 3 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

3.7                               Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

3.8                               Indemnification. If any Registrable Securities are included in a registration statement under this Section 3:

3.8.1                     Company Indemnification. To the extent permitted by law, the Company will indemnify and hold .harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 3.8.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; conditioned, or delayed nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

3.8.2                     Selling Holder Indemnification. To the extent permitted by law, each selling Holder; severally and not jointly, will indemnify .and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, -in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby .in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that (a) the indemnity agreement contained in this Section 3.8.2 shall not apply to amounts paid in settlement of any such claim or proceeding. if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed, and (b) that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 3.8.2 and 3.8.4 exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

3.8.3                     Procedures. Promptly after receipt by an indemnified party under this Section 3.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel).shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party; if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.8, solely to the extent that such failure prejudices the indemnifying party’s ability to defend such action.

3.8.4                     Contribution. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 3.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case. notwithstanding the fact that this Section 3.8 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 3.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided. however, that:

(i)                                     in any such case, (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and

(ii)                                  in no event shall a Holder’s liability pursuant to this Section 3.8.4, when combined with the amounts paid or payable by such Holder pursuant to Section 3.8.2, exceed the proceeds from the offering received by such Holder (net of any Selling Expenses) paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

3.8.5                     Underwriting Agreement Controls. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to provide for or address a matter provided for or addressed by the foregoing provisions shall not be a conflict with the foregoing provisions and, in such event, the foregoing provisions shall control.

3.8.6                     Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 3.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 3, and otherwise shall survive the termination of this Agreement.

3.9                               Reports under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)                                 use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)                                 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon .request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold. pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

3.10                        Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty percent (60%) of the Registrable Securities then outstanding, enter .into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration if such agreement (a) would allow such holder or prospective holder to include a portion of its securities in any “piggyback” registration if such inclusion could reduce the number of Registrable Securities that selling Holders could be entitled to include in such registration under Sections 3.2 and 3.3.2 hereof or (b) would allow such holder or prospective holder to initiate a demand for registration of any of its securities at a time earlier than the Holders of Registrable Securities can demand registration under Section 3.1 hereof.

3.11                        “Market Stand-off” Agreement. Each Holder hereby agrees that, during the Standoff Period, such Holder will not, without the prior written consent of the Company or the managing underwriter,

(a)                                 lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities .convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock, held immediately before the effective date of the registration statement for such offering; or

(b)                                 enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

The foregoing provisions of this Section 3.11 shall apply only to the IPO and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are similarly bound. For purposes of this Section 3.11, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 3.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 3.11 or that are necessary to give further effect thereto.

3.12                        Restrictions on Transfer.

3.12.1              Agreement Binding. The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

3.12.2              Legends. Each certificate or instrument representing (a) the Preferred Stock, (b) the Registrable Securities, and (c) any other securities issued in respect of the securities referenced in clauses (a) and (b), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 3.12.3) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 3.12.

3.12.3              Procedure. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 3. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (a) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (b) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (c) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (i) in any transaction in compliance with SEC Rule 144 or (ii) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 3.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 3.12.2, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Until the IPO, no Holder shall transfer any Restricted Securities to any person or entity that is determined to be a competitor of the Company, in the good faith judgment of the Board of Directors.

4.                                      RIGHTS TO FUTURE STOCK ISSUANCES. Subject to the terms and conditions of this Section 4 and applicable securities laws, if the Company proposes to sell any New Securities, the Company shall offer to sell a portion of New Securities to each Major Investor as described in this Section 4 - A Major Investor shall be entitled to apportion the right of first refusal hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. The right of first refusal in this Section 4 shall not be applicable with respect to any Major Investor,-if at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act.

4.1                               Company Notice. The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (a) its bona fide intention to sell such New Securities, (b) the number of such New Securities to be sold and (c) the price and terms, if any, upon which it proposes to sell such New Securities.

4.2                               Investor Right. By written notice (the “Investor Notice”) to the Company within twenty (20) days after the Offer Notice .is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to such Major Investor’s Pro Rata Amount. In addition, each Major Investor that elects to purchase or acquire all of its Pro Rata Amount (each, a “Fully Exercising Investor”) may, in the Investor Notice, elect to purchase or acquire, in addition to its Pro Rata Amount, a portion of the New Securities, if any, for which other Major Investors were entitled to subscribe but that are not subscribed for by such Major Investors. The amount of such overallotment that each Fully Exercising Investor shall be entitled to purchase is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. A Major Investor’s election may be conditioned on the consummation of .the transaction described in the Offer Notice; The closing of any sale pursuant to this Section 4.2 shall occur on the earlier of one hundred and twenty (120) days after the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.3.

4.3                               Sale of Securities. If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.2, the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.2, offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived. and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.

5.                                      ADDITIONAL COVENANTS.

5.1                               Key Person Insurance. Unless otherwise approved by the Board of Directors, the Company shall use its commercially reasonable efforts to maintain in full force and effect term life insurance in the amount of one million dollars ($1,000,000) on the life of Lissa Goldenstein and naming the Company as beneficiary.

5.2                               Insurance. Unless otherwise approved by the Board of Directors, the Company shall use its commercially reasonable efforts to maintain Directors and Officers liability insurance from a financially sound and reputable insurer in such amount and on such terms as approved by the Board.

5.3                               Employee Agreements. The Company will cause each person now or hereafter employed or engaged by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets, or performing services that consist of the development of technology, to enter into a customary nondisclosure and proprietary rights assignment agreement.

5.4                               Employee Vesting. Unless otherwise approved by the Board of Directors, all employees and consultants of the Company or its subsidiaries who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service (or the date of grant in the case of a grant to an existing employee or consultant), and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months.

5.5                               Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, indemnity agreements, or elsewhere, as the case may be.

5.6                               Board Matters. (a) Unless otherwise approved by the Board of Directors, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. (b) The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. (c) If the Board of Directors, by an action approved by the Board, establishes any committee (other than a committee that, by its terms, is for purposes of independence and compliance with this Section 5.6(c) would render such committee to be comprised in whole or in part by interested directors), then such committee shall have as members at least one Series A Director and one Series B Director (each as defined in the Restated Certificate), except to the extent any such Series A Director and/or Series B. Director declines to become a member of such committee.

5.7                               Policies Regarding Standards of Conduct. S.R. One, Limited (“S.R. One”), a wholly-owned subsidiary of GlaxoSmithKline plc (“GSK”), has adopted policies pursuant to which it has committed to the highest standards of conduct in all aspects of its business and to conduct business with honesty and integrity, and in compliance with all applicable legal and regulatory requirements. In particular, the Company acknowledges receipt of the “Prevention of Corruption - Third Party Guidelines” in the form attached as SCHEDULE B (the “Guidelines”). S.R. One also expects its business partners to comply with these same ethical standards, particularly with respect to the conduct of research and development. Accordingly, the Company shall use commercially reasonable efforts to ensure that the Company and any of the Company’s majority owned subsidiaries operate in accordance with the Guidelines. The Company shall use commercially reasonable efforts to notify S.R. One if it becomes aware of any activities or proposed activities to be conducted by itself or any of its wholly owned subsidiaries that may be contrary to the Guidelines.

6.                                      TERMINATION.

6.1                               Generally. The covenants set forth in Section 2.1, Section 2.2 and Section 5, except for Sections 5.5, shall terminate and be of no further force or effect upon the earliest to occur of: (a)

immediately before the consummation of the IPO; (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (c) upon a Deemed Liquidation Event. The covenants set forth in Section 4 shall terminate and be of no further force or effect upon the earliest to occur of: (a) immediately before the consummation of the IPO; or (b) upon a Deemed Liquidation Event.

6.2                               Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 3.1 or Section 3.2 shall terminate upon the earliest to occur of: (a) when all of such Holder’s Registrable Securities could be sold without any restriction on volume or manner of sale in any three-month period under SEC Rule 144 or any successor; (b) upon a Deemed Liquidation Event; and (c) the third (3rd) anniversary of the IPO.

7.                                      GENERAL PROVISIONS.

7.1                               Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is an Affiliate, partner, member, limited partner, retired or former partner, retired or former member, or stockholder of a Holder or such Holder’s Affiliate; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; (c) after such transfer, holds at least two percent (2%) of the shares of Registrable Securities (or if the transferring Holder owns less than two percent (2%) of the Registrable Securities, then all Registrable Securities held by the transferring Holder); or (d) is a venture capital fund that is controlled by or under common control with one or more general partners or managing partners or managing members of, or shares the same management company with, the Holder; provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 3.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (A) that is an Affiliate, limited partner, retired or former partner, member, retired or former member, or stockholder of a Holder or such Holder’s Affiliate; (B) who is a Holder’s Immediate Family Member; or (C) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.2                               Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

7.3                               Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4                               Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5                               Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A hereto (including any parties to copied as listed thereon), or to such address or facsimile number as subsequently modified by written notice given in accordance with. this Section 7.5. If notice is given to the Company, it shall be sent to 1490 O’Brien Drive, Suite A, Menlo Park, CA 94025, Attn: Chief Executive Officer; and a copy (which shall not constitute notice) shall also be sent to Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304, Attn: Danielle Naftulin.  If no facsimile number is listed on the applicable Schedule for a party (or above in the case of the Company), notices and communications given or made by facsimile shall not be deemed effectively given to such party. For purposes of this Section 7.5, a “business day” means a weekday on which banks are open for general banking business in San Francisco, California.

7.6                               Amendments and Waivers. This Agreement may only be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written instrument executed by the Company and (a) with respect to Sections 2 and 4 and any other provision of this Agreement to the extent such provision pertains to Sections 2 or 4, the holders of a majority of the Registrable Securities then outstanding and held by the Major Investors or (b) with respect to Sections 3 and 5 and any other provision of this Agreement to the extent such provision pertains to Sections 3 or 5, the holders of a majority of the Registrable Securities then outstanding; provided that (i) the Company may in its sole discretion waive compliance with Section 3.12.3 (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 3.12.3 shall be deemed to be a waiver); (ii) Section 5.7 cannot be amended without the consent of S.R. One; (iii) the definition of “Major Investor” may not be amended in such a manner as results.in Gina Bartasi ceasing to be a Major Investor unless either (x) Ms. Bartasi has consented to such amendment, or (y) Ms. Bartasi does not hold., as of the date of such amendment, at least 11,996,313 shares of the Company’s Series B Preferred Stock (as adjusted for stock splits, stock dividends, stock combinations and the like after the date of this Agreement and prior to such amendment) (or such lesser number of shares of the Company’s Series B Preferred Stock as is agreed by the Company and holders of a majority of the Registrable Securities then outstanding and held by the Major Investors other than Ms. Bartasi) and (iv) any provision hereof may be waived by any waiving party on such party’s own behalf: without the consent of any other party. Any amendment, termination, or waiver effected in accordance with this Section 7.6 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

7.7                               Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

7.8                               Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

7.9                               Amendment of Prior Agreement. The Prior Agreement is hereby. amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 7.6 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect.

7.10                        Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled and replaced with this Agreement.

7.11                        Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.12                        Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (a) otherwise provided in this Agreement, or (b) any such controversies or claims for which a provisional remedy or equitable relief is sought, shall be submitted. to mandatory, final and binding arbitration before the Judicial Arbitration and Mediation Service (“JAMS”), pursuant to the United States Arbitration Act, 9 U.S.C., Section 1 et seq. Either party may commence the arbitration process called for by this Agreement by filing a written demand for arbitration with JAMS and giving a copy of such demand to each of the other parties to this Agreement. The parties will cooperate with JAMS and with each other in promptly selecting an arbitrator from JAMS panel of neutrals, and in scheduling the .arbitration proceedings in order to fulfill the provisions, purposes and intent of this Agreement. If no agreement as to selection of an arbitrator can be reached within thirty (30) days after delivery of the written demand for arbitration, then the parties shall request that JAMS select an arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement. The arbitration shall take place in San Francisco, California, and shall be conducted in accordance with the Comprehensive Arbitration Rules and Procedures (the “Comprehensive Rules”) of JAMS then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof: Discovery shall be conducted in accordance with the Comprehensive Rules, the arbitrator shall be required to provide in writing .to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the Northern District of California or any court of the State of California having subject matter jurisdiction.

7.13                        Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

7.14                        Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series B Preferred Stock after the date hereof, whether pursuant to the Merger Agreement, the Purchase Agreement or otherwise, any purchaser of such shares of Series B Preferred Stock (including pursuant to the Merger) may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor or Lender, so long as such additional Investor or Lender has agreed in writing to be bound by all of the obligations as an “Investor” or a “Lender” hereunder, as applicable.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY: AUXOGYN, INC.

By:	/s/ Darrin Uecker

Name:	Darrin Uecker

Title:	President

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

S.R. ONE, LIMITED

By:	/s/ Simeon George

Name:	Simeon George

Title:	PARTNER AND VICE PRESIDENT

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

KPCB HOLDINGS, INC., as Nominee

By:	/s/ Beth Seidenberg

Name:	Beth Seidenberg

Title:	General Partner Kpcb

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TPG BIOTECHNOLOGY PARTNERS III, L.P.

By:	TPG Biotechnology GenPar III, L.P.
By:	TPO Biotechnology GenPar III Advisors. LLC

By:	/s/ Ronald Cam

Name:	Ronald Cam

Title:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Cathy Lipetz

Name:	Cathy Lipetz

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ David Linch

Name:	David Linch

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Angela Kabbes

Name:	Angela Kabbes

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Christy Hooper

Name:	Christy Hooper

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Kathy Harris

Name:	Kathy Harris

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Debbie Garner

Name:	Debbie Garner

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Andy Gansler

Name:	Andy Gansler

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Michael Gaines

Name:	Michael Gaines

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Ann Gaines

Name:	Ann Gaines

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Richard Cappezali

Name:	Richard Cappezali

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Tim Brown

Name:	Tim Brown

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Frank Bonsal

Name:	Frank Bonsal

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Alan Blum

Name:	Alan Blum

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Susan Been

Name:	Susan Been

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Alex Baxter

Name:	Alex Baxter

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Gina Bartasi

Name:	Gina Bartasi

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Karen Ann Cope

Name:	Karen Ann Cope

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Todd Worthe

Name:	Todd Worthe

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Albert Wenger

Name:	Albert Wenger

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Jay Weintraub

Name:	Jay Weintraub

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Maria Valero

Name:	Maria Valero

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Kathy Tuite

Name:	Kathy Tuite

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ John Springer

Name:	John Springer

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Charles Smith

Name:	Charles Smith

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Suzanne Rico

Name:	Suzanne Rico

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Linda Mintz

Name:	Linda Mintz

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

By:	/s/ Susie McNulty

Name:	Susie McNulty

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of May 22, 2015.

INVESTORS:

UNION GROVE PARTNERS DIRECT VENTURE FUND, LP

By:	/s/ John Spillman
John Spillman
Officer of the General Partner

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of May 27, 2015.

INVESTORS:

MERCK B.V.

By:	/s/ Roel Bulthuis

Name:	Roel Bulthuis

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of May 27, 2015.

INVESTORS:

MERCK B.V.

By:	/s/ Björn Hermes

Name:	Björn Hermes

Title:	CFO Merck B.V.

By:

Name:

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of July 17, 2015.

INVESTORS:

RICHARD KING MELLON FOUNDATION

By:	/s/ Douglas L. Sisson
Douglas L. Sisson
Vice President and Treasurer

MELLON FAMILY INVESTMENT COMPANY V

By:	its General Partner, MFIC V, LLC

By:	/s/ Lawrence S. Busch
Lawrence S. Busch
Member

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of July 14, 2016.

INVESTORS:

MANBRO P.E. V, LLC
By:	Parkwood LLC, Manager

By:	/s/ Karen A. Vereb
Name:	Karen A. Vereb
Title:	Secretary

By:	/s/ Mark A. Madeja
Name:	Mark A. Madeja
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of June 14, 2016.

INVESTORS:

FOUNDATION INVESTMENTS OF OHIO LTD.

By:	/s/ Karen A. Vereb
Name:	Karen A. Vereb
Title:	Secretary

By:	/s/ Mark A. Madeja
Name:	Mark A. Madeja
Title:	Assistant Secretary

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of July 14, 2016.

INVESTORS:

MSF PRIVATE EQUITY FUND LLC

By:	/s/ Barry Reis
Name:	Barry Reis
Title:	Treasurer

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of August 2, 2016.

INVESTORS:

FRANKLIN M. BERGER

/s/ Franklin M. Berger

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of November 3, 2017.

INVESTORS:

EVO EAGLE, LLC

By:	/s/ Robert L. Carson
Robert L. Carson, Manager

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT OF AUXOGYN, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

Leerink Revelation Healthcare Fund II, L.P.

By:	Leerink Revelation Healthcare Fund II GP, LLC
Its:	General Partner

By:	/s/ Michael Boggs
Name:	Michael Boggs
Title:	Managing Member

Date:	9/11/18

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT OF PROGYNY, INC. (formerly AUXOGYN, INC.)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date set forth below.

INVESTORS:

Industry Ventures Secondary VIII, L.P.
By:	Industry Ventures Management VIII, L.L.C.
Its:	Manager

By:	/s/ Viktor Hwang
Name:	Viktor Hwang
Title:	Managing Director

Date:	9/11/18

SIGNATURE PAGE TO AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT OF PROGYNY, INC. (formerly AUXOGYN, INC.)